SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                       Date of Report: December 15, 1998
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                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1996-C
                    -----------------------------------------
                      (Issuer with respect to Certificates)


       Delaware              333-7575               13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission            (IRS Employer
      jurisdiction of      File Number)           Identification No.)
      incorporation)


      802 Delaware Avenue, Wilmington, Delaware           19801
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      (Address of principal executive offices)          (Zip code)


                                 (302) 575-5033
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              (Registrant's telephone number, including area code)

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Item 5. Other Events

  On 12/15/1998, Chase Manhattan Auto Owner Trust 1996-C (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of December 1, 1996 (the "Sale and Servicing Agreement"), between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and the Trust, as Issuer. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

  Item 7 (c). Exhibits


  Exhibit   Description
  -------   -----------

  20.1 Monthly Certificateholder's statement with respect to the December 15, 1998 distribution.

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                              SIGNATURES
                              ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION

                                            By:  /s/ Patricia Garvey
                                                 -------------------
                                            Name:  Patricia Garvey
                                            Title: Vice President


Date: January 13, 1998

                             INDEX TO EXHIBITS
                             -----------------


   Exhibit                 Description
   -------                 -----------


  20.1          Certificateholder Report dated 1/5/1998 delivered pursuant to
                Section 5.8 of the Sale and Servicing Agreement dated as of December 1, 1996.